SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 22, 1999
                          ----------------------------

                                 E*twoMEDIA.com
                              --------------------
             (Exact name of registrant as specified in its charter)



           Nevada                     0-18049                    91-1317131
           ------                     -------                    ----------
(State or other jurisdiction      (Commission File             (IRS Employer
     or incorporation)                 Number)               Identification No.)



            53 West 23rd Street, 11th Floor, New York, New York 10010
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)



        Registrant's telephone number, including area code (212) 590-2173
                             -----------------------




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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          No Change.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          No Change.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not applicable.

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          No Change.

ITEM 5.   OTHER EVENTS


          AMENDMENT OF ARTICLES OF INCORPORATION (ARTICLES FOUR)
          --------------------------------------------------------------

          Article Four of the Articles of Incorporation of E*twoMEDIA.com (formerly Nerox Holding Corporation) have been amended as follows:

          ARTICLE FOUR
          ------------

          The total number of voting common stock authorized that may be issued by the corporation is 12,000,000 shares of common stock having $.004167 par value. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.


ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          NOT APPLICABLE.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          NOT APPLICABLE.

ITEM 8.   CHANGE IN FISCAL YEAR

          NO CHANGE.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         E*twoMEDIA. com

Date: March 23, 1999                     By:  /s/ Michael Cassin
                                         -----------------------------------
                                         Michael Cassin
                                         President and Chairman of the Board